UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2006

PLC Systems Inc.

(Exact Name of Registrant as Specified in Charter)

Yukon Territory, Canada	1-11388	04-3153858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Forge Park, Franklin, Massachusetts	02038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 541-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 9, 2006, PLC Systems Inc. (the “Registrant”) and Edwards Lifesciences LLC (“Edwards”) agreed to terminate that certain Distribution Agreement, dated as of February 24, 2004, by and among the Registrant, PLC Medical Systems, Inc., a wholly owned subsidiary of the Registrant (“PLC Medical”), and Edwards and that certain Contribution, Development and Manufacturing Agreement, dated as of February 24, 2004, by and among the Registrant, PLC Medical and Edwards (collectively, the “Previous Agreements”), both of which relate to the development and manufacture of the Optiwave 980 system. In connection with the termination of the Previous Agreements, the Registrant will sell to Edwards the right to develop and manufacture Optiwave 980 disposable handpieces, in return for which Edwards will pay the Registrant an amount equal to $1.5 million. In addition, Edwards has agreed to pay the Registrant up to $1.7 million in royalties based on future sales of Optiwave 980 disposable handpieces.

In addition, on March 9, 2006, the Registrant, PLC Medical and Edwards entered into a Supply Agreement that provides that the Registrant will remain the exclusive manufacturer for the current generation of Optiwave 980 laser and will have a right of first refusal with respect to the development and manufacture of the next generation of Optiwave 980 laser.

The full text of the press release issued in connection with agreements discussed above is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference

Item 1.02. Termination of a Material Definitive Agreement

The information contained above in Item 1.01 regarding the termination of the Previous Agreements is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition

On March 15, 2006, the Registrant announced its financial results for the quarter and year ended December 31, 2005. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Form 8-K (including Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits

See Exhibit Index attached hereto. Exhibit 99.2 relating to Item 2.02 shall be deemed to be furnished, and not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLC SYSTEMS INC.

Date: March 15, 2006	By:	/s/ James G. Thomasch
James G. Thomasch, Senior Vice President,
Finance and Administration and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Registrant on March 15, 2006 entitled “PLC Systems and Edwards Lifesciences Modify Business Agreement for the Optiwave 980 Cardiac Laser Ablation System”

99.2	Press release issued by the Registrant on March 15, 2006 entitled “PLC Systems Reports Fourth Quarter Financial Results”